PREPAID EXPENSES AND OTHER CURRENT ASSETS, NET (Details) - USD ($)	Dec. 31, 2024	Dec. 31, 2023
Prepaid Expenses And Other Current Assets Net
Deductible value-added tax	$ 573,740	$ 229,448
Advance to suppliers	57,822	118,173
Prepaid expenses	104,758	26,030
Deposits	92,549	111,726
Advance to staff	43,884	25,415
Total prepaid expenses and other current assets, gross	872,753	510,792
Less: provision for credit loss		(6,878)
Total prepaid expenses and other current assets, net	$ 872,753	$ 503,914